UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09891

Dreyfus Opportunity Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	09/30
Date of reporting period:	09/30/15

The following N-CSR relates only to Dreyfus Natural Resources Fund and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for these series, as appropriate.

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Natural Resources Fund

ANNUAL REPORT September 30, 2015

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

FOR MORE INFORMATION

Back Cover

Dreyfus Natural Resources Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Natural Resources Fund, covering the 12-month period from October 1, 2014, through September 30, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period. For much of the year, a recovering U.S. economy enabled stocks to advance, but those gains were erased during the third quarter of 2015 when economic concerns in China, falling commodity prices, and a stronger U.S. dollar sparked sharp corrections in equity markets throughout the world. The emerging markets were especially hard hit. U.S. bonds generally fared better, rallying in late 2014 before reversing course in the spring as the domestic economy strengthened. Global economic instability sparked a renewed rally among U.S. government securities toward the reporting period’s end, but corporate-backed and inflation-linked securities lost value.

We expect market volatility to persist over the near term as investors vacillate between hopes that current turmoil represents a healthy correction and fears that further disappointments could trigger a full-blown bear market. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on Chinese fiscal and monetary policy, expectations of higher short-term interest rates in the United States, liquidity factors affecting various asset classes, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to stabilize as the world adjusts to slower Chinese economic growth, abundant energy resources, and the eventual normalization of U.S. monetary policy. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation

October 15, 2015

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2014, through September 30, 2015, as provided by Robin Wehbe and Elizabeth Slover, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2015, Dreyfus Natural Resources Fund’s Class A shares produced a total return of -25.38%, Class C shares returned -25.95%, Class I shares returned -25.19%, and Class Y shares returned -5.60%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500® Composite Stock Price Index, produced a total return of -0.61% for the same period.2 The S&P® North American Natural Resources Sector Index, which more closely reflects the fund’s composition, returned -33.57% for the reporting period.3

Natural resources stocks were hurt during the reporting period by falling commodity prices amid global economic instability. Underweighted exposure to energy and metals producers enabled the fund to outperform the S&P North American Natural Resources Sector Index.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation, normally investing at least 80% of its assets in stocks of companies in natural resources and natural resource-related sectors. While the fund typically invests in equity securities of U.S.-based companies, it may invest up to 45% of its total assets in foreign securities, including emerging market securities. The fund invests in growth and value stocks of any market capitalization, typically maintaining exposure to the major natural resources sectors. Using fundamental research and direct management contact, we seek stocks of companies with strong positions in their natural resources sector, sustained achievement records, and strong financial condition. We also look for special situations, such as corporate restructurings, turnarounds, or management changes that could increase the stock price.

Commodities Stocks Declined Sharply

Shifting economic trends produced heightened volatility for global equity markets during the reporting period. Major equity indices fell in early-October 2014 before recovering much of that ground in November. Markets again declined in December 2014 and early January 2015 in the midst of plummeting energy prices as a glut of oil and gas was met by tepid demand. A subsequent economic recovery through the spring of 2015 was supported by quantitative easing from major central banks, and commodity prices began to rally from their lows.

In late June and early July, stocks fell again amid controversy surrounding the Greek debt crisis. Commodity prices also came under pressure after a plunging Chinese stock market sparked renewed concerns about the world’s second largest economy. Those worries sent natural resources-related stocks lower through the reporting period’s end.

More specifically, energy and industrial metals producers were especially undermined by sluggish demand for ample supplies of new production. In contrast, agricultural commodity prices held up relatively well, as did materials producers that benefited from lower input costs.

DISCUSSION OF FUND PERFORMANCE (continued)

Allocation Strategy Dampened Market’s Decline

Substantially underweighted exposure to metals-and-mining companies helped shelter the fund from the brunt of their weakness early in the reporting period. To a lesser degree, we also held relatively light exposure to energy companies, where we focused on refining companies that benefited from lower oil prices for inputs and healthy gasoline demand for sales. We later began to increase the fund’s holdings of smaller, high-quality energy services companies when their valuations fell to historically attractive levels. We maintained underweighted positions in precious metals producers, and our stock selection strategy also contributed to relatively strong results in the industry group. Consequently, the fund was able to navigate the pitfalls and opportunities of heightened market volatility over the reporting period’s first half.

Throughout the reporting period, we emphasized materials-related companies that we believed would fare relatively well as commodity prices fell. Most notably, we focused on oil refiners and industrial companies—such as airline Ryanair Holdings ADR and aerospace company Safran—that stood to benefit from lower fuel costs. Likewise, U.S. construction aggregates producers Martin Marietta Materials and Vulcan Materials benefited from greater domestic infrastructure development while holding little exposure to overseas markets.

On a more negative note, the fund held a handful of individual disappointments. We were too early in establishing a position in energy service company Superior Energy Services, where favorable long-term business prospects remained overshadowed by near-term pricing concerns. Copper producer First Quantum Minerals did not hold up as well as expected. The fund did not own some the energy sector’s stronger performers, including Total and Exxon Mobil.

Finding Opportunities in a Turbulent Market

We are monitoring macroeconomic developments carefully. We expect volatility to persist, but we remain optimistic about the markets’ longer term prospects. The U.S. economy has continued to grow, inflation has remained low, aggressively accommodative monetary policies are at work around the world, and equity valuations have become more attractive.

Therefore, we remain watchful for opportunities to purchase stocks of fundamentally sound businesses at attractive prices. We recently reduced the fund’s exposure to agricultural commodities producers in favor of carefully selected metal miners, and we have increased the fund’s exposure to energy companies that appear likely to deliver shareholder value as market conditions normalize.

October 15, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Because the fund’s investments are concentrated in the natural resources and related sectors, the value of its shares will be affected by factors particular to those sectors and may fluctuate more widely than that of a fund which invests in a broad range of industries. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and domestic and international politics. Interest rates, commodity prices, economic, tax, energy developments, and government regulations may affect the supply and demand for natural resources and the share prices of companies in the sector.
Securities of companies within specific natural resources sectors can perform differently from the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the fund may allocate relatively more assets to certain natural resources sectors than others, the fund’s performance may be more sensitive to developments which affect those sectors emphasized by the fund.
Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile than those of larger, more established companies.
Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.
1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through September 1, 2016 at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, returns would have been lower. Total return for Class Y shares is from inception on September 1, 2015.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.
3 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions. The S&P North American Natural Resources Sector Index is an equity benchmark for U.S.-traded natural resources-related stocks. The index includes companies in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. It is a modified capitalization-weighted index, and component companies must meet objective criteria for inclusion. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Natural Resources Fund Class A shares, Class C shares, Class I and Class Y shares with the Standard & Poor's 500 Composite Stock Price Index and the S&P North American Natural Resources Sector Index

† Source: Lipper Inc.
†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/1/15 (the inception date for Class Y shares)
Past performance is not predictive of future performance.
On July 22, 2015, the Board authorized the fund to offer Class Y shares, as a new class of shares, to certain investors, including certain institutional investors. On September 1, 2015, Class Y shares were offered at net asset value and are not subject to certain fees, including Distribution Plan and Shareholder Services Plan fees. The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Natural Resources Fund on 9/30/05 to a $10,000 investment made in each of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and the S&P North American Natural Resources Sector Index on that date. All dividends and capital gain distributions are reinvested. The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance. The S&P North American Natural Resources Sector Index is an equity benchmark for U.S.-traded natural resources-related stocks. The index includes companies in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations. It is a modified capitalization-weighted index, and component companies must meet objective criteria for inclusion. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 9/30/15
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	10/31/03	-29.67%	-0.38%	0.98%
without sales charge	10/31/03	-25.38%	0.81%	1.58%
Class C shares
with applicable redemption charge †	10/31/03	-26.68%	0.04%	0.82%
without redemption	10/31/03	-25.95%	0.04%	0.82%
Class I shares	10/31/03	-25.19%	1.06%	1.85%
Class Y shares ††	9/1/15	-25.19%	1.06%	1.85%
Standard & Poor's 500 Composite Stock Price Index		-0.61%	13.33%	6.79%
S&P North American Natural Resources Sector Index		-33.57%	-1.42%	1.37%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.
  † The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
 ††The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/1/15 (the inception date for Class Y shares).

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Natural Resources Fund from April 1, 2015 to September 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2015†

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000††	$6.05	$9.38	$4.88	$.85
Ending value (after expenses)	$801.20	$798.10	$802.30	$944.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2015†††

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000††††	$6.78	$10.50	$5.47	$5.57
Ending value (after expenses)	$1,018.35	$1,014.64	$1,019.65	$1,019.55

† From September 1, 2015 (commencement of initial offering) to September 30, 2015 for Class Y.
†† Expenses are equal to the fund’s annualized expense ratio of 1.34% for Class A, 2.08% for Class C and 1.08% for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses are equal to the fund’s annualized expense ratio of 1.10% for Class Y, multiplied by the average account value over the period, multiplied by 29/365 (to reflect the actual days in the period).
††† Please note that while Class Y shares commenced operations on September 1, 2015, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period September 1, 2015 to September 30, 2015.
†††† Expenses are equal to the fund’s annualized expense ratio of 1.34% for Class A, 2.08% for Class C, 1.08 % for Class I and 1.10% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

September 30, 2015

Common Stocks - 92.6%	Shares		Value ($)
Aerospace & Defense - 3.4%
Safran	53,869		4,064,596
Airlines - 3.5%
Ryanair Holdings, ADR	53,245		4,169,083
Chemicals - 14.4%
Albemarle	51,918		2,289,584
Alfa, Cl. A	695,500		1,352,746
Dow Chemical	44,952		1,905,965
LANXESS	56,416		2,635,762
LyondellBasell Industries	22,947		1,912,862
Martin Marietta Materials	23,226		3,529,191
Vulcan Materials	40,341		3,598,417
			17,224,527
Energy Services - 6.5%
Basic Energy Services	318,253	[a,b]	1,050,235
Halliburton	68,147		2,408,996
Schlumberger	34,222		2,360,291
Superior Energy Services	155,862		1,968,537
			7,788,059
Food Products - 4.2%
Archer-Daniels-Midland	92,173		3,820,571
Wilmar International	675,700		1,224,735
			5,045,306
Forest Products & Other - 1.9%
Owens Corning	55,504		2,326,173
Integrated Energy - 14.3%
Galp Energia	404,076		3,986,329
Occidental Petroleum	26,711		1,766,933
Phillips 66	51,878		3,986,306
Saras	1,528,796	[b]	3,257,661
Valero Energy	67,473		4,055,127
			17,052,356
Metals & Mining - 16.7%
Alcoa	325,922	[a]	3,148,407
BHP Billiton	401,955		6,339,536
Boliden	109,542		1,714,914
Newcrest Mining	207,750	[b]	1,880,306
Nucor	109,889		4,126,332

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 92.6% (continued)	Shares		Value ($)
Metals & Mining - 16.7% (continued)
Rio Tinto	80,619		2,770,336
			19,979,831
Natural Gas-E&P - 4.7%
Cabot Oil & Gas	119,410		2,610,303
EOG Resources	41,574		3,026,587
			5,636,890
Oil-E&P - 2.5%
Anadarko Petroleum	50,303		3,037,798
Precious Metals - 5.4%
Franco-Nevada	53,542		2,359,539
Newmont Mining	114,358		1,837,733
Sumitomo Metal Mining	198,000		2,254,591
			6,451,863
Seed & Fertilizer - 15.1%
CF Industries Holdings	97,920		4,396,608
K+S	95,364		3,187,404
Mosaic	95,711		2,977,569
Potash Corp of Saskatchewan	162,440		3,338,142
Syngenta	12,751		4,095,410
			17,995,133
Total Common Stocks (cost $132,907,358)			110,771,615
Other Investment - 4.5%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund	5,380,338	[c]	5,380,338
(cost $5,380,338)
Investment of Cash Collateral for Securities Loaned - 1.0%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund	1,176,159	[c]	1,176,159
(cost $1,176,159)
Total Investments (cost $139,463,855)	98.1%		117,328,112
Cash and Receivables (Net)	1.9%		2,232,872
Net Assets	100.0%		119,560,984

ADR—American Depository Receipt

 aSecurity, or portion thereof, on loan. At September 30, 2015, the value of the fund's securities on loan was $4,156,646 and the value of the collateral held by the fund was $4,290,174, consisting of cash collateral of $1,176,159 and U.S. Government & Agency securities valued at $3,114,015.
bNon-income producing security.
cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Metals & Mining	16.7
Seed & Fertilizer	15.1
Chemicals	14.4
Integrated Energy	14.3
Energy Services	6.5
Money Market Investments	5.5
Precious Metals	5.4
Natural Gas-E&P	4.7
Food Products	4.2
Airlines	3.5
Aerospace & Defense	3.4
Oil-E&P	2.5
Forest Products & Other	1.9
98.1

†Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,156,646)—Note 1(c):
Unaffiliated issuers	132,907,358	110,771,615
Affiliated issuers	6,556,497	6,556,497
Cash		80,249
Cash denominated in foreign currency	99,086	98,698
Receivable for investment securities sold		3,163,657
Receivable for shares of Beneficial Interest subscribed		775,186
Dividends and securities lending income receivable		428,792
Prepaid expenses		46,663
		121,921,357
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		104,532
Liability for securities on loan—Note 1(c)		1,176,159
Payable for shares of Beneficial Interest redeemed		967,459
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		2,342
Accrued expenses		109,881
		2,360,373
Net Assets ($)		119,560,984
Composition of Net Assets ($):
Paid-in capital		149,770,544
Accumulated undistributed investment income—net		903,833
Accumulated net realized gain (loss) on investments		(8,977,887)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		(22,135,506)
Net Assets ($)		119,560,984

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	51,612,748	9,414,117	58,533,175	944
Shares Outstanding	2,215,164	437,015	2,444,062	39.42
Net Asset Value Per Share ($)	23.30	21.54	23.95	23.95

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended September 30, 2015

Investment Income ($):
Income:
Cash dividends (net of $100,210 foreign taxes withheld at source):
Unaffiliated issuers	2,386,548
Affiliated issuers	3,373
Income from securities lending—Note 1(c)	18,719
Total Income	2,408,640
Expenses:
Management fee—Note 3(a)	719,190
Shareholder servicing costs—Note 3(c)	314,659
Professional fees	94,312
Registration fees	64,822
Distribution fees—Note 3(b)	61,403
Custodian fees—Note 3(c)	36,380
Trustees' fees and expenses—Note 3(d)	26,427
Prospectus and shareholders’ reports	19,047
Loan commitment fees—Note 2	989
Interest expense—Note 2	502
Miscellaneous	20,839
Total Expenses	1,358,570
Less—reduction in expenses due to undertaking—Note 3(a)	(106,064)
Less—reduction in fees due to earnings credits—Note 3(c)	(62)
Net Expenses	1,252,444
Investment Income—Net	1,156,196
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(9,158,487)
Net realized gain (loss) on forward foreign currency exchange contracts	44,560
Net Realized Gain (Loss)	(9,113,927)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(24,431,350)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(3,072)
Net Unrealized Appreciation (Depreciation)	(24,434,422)
Net Realized and Unrealized Gain (Loss) on Investments	(33,548,349)
Net (Decrease) in Net Assets Resulting from Operations	(32,392,153)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2015	[a]	2014
Operations ($):
Investment income—net	1,156,196		334,187
Net realized gain (loss) on investments	(9,113,927)		5,416,107
Net unrealized appreciation (depreciation) on investments	(24,434,422)		(3,203,623)
Net Increase (Decrease) in Net Assets Resulting from Operations	(32,392,153)		2,546,671
Dividends to Shareholders from ($):
Investment income—net:
Class A	(271,719)		-
Class C	(6,459)		-
Class I	(194,838)		-
Net realized gain on investments:
Class A	(344,686)		-
Class C	(39,179)		-
Class I	(188,143)		-
Total Dividends	(1,045,024)		-
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	57,555,271		18,933,206
Class C	9,657,563		1,233,246
Class I	75,421,370		14,695,472
Class Y	1,000		-
Dividends reinvested:
Class A	544,775		-
Class C	37,469		-
Class I	322,298		-
Cost of shares redeemed:
Class A	(27,710,520)		(10,318,907)
Class C	(1,311,079)		(892,261)
Class I	(20,854,265)		(4,907,303)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	93,663,882		18,743,453
Total Increase (Decrease) in Net Assets	60,226,705		21,290,124
Net Assets ($):
Beginning of Period	59,334,279		38,044,155
End of Period	119,560,984		59,334,279
Undistributed investment income—net	903,833		391,103

	Year Ended September 30,
	2015	[a]	2014
Capital Share Transactions:
Class A
Shares sold	1,998,175		593,463
Shares issued for dividends reinvested	17,962		-
Shares redeemed	(971,923)		(319,704)
Net Increase (Decrease) in Shares Outstanding	1,044,214		273,759
Class C
Shares sold	358,742		40,669
Shares issued for dividends reinvested	1,328		-
Shares redeemed	(49,304)		(30,395)
Net Increase (Decrease) in Shares Outstanding	310,766		10,274
Class I
Shares sold	2,600,570		442,268
Shares issued for dividends reinvested	10,360		-
Shares redeemed	(733,337)		(146,157)
Net Increase (Decrease) in Shares Outstanding	1,877,593		296,111
Class Y
Shares sold	39.42		-

a Effective September 1, 2015, the fund commenced offering Class Y shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	31.73	29.66	26.27	22.19	22.80
Investment Operations:
Investment income (loss)—net[a]	.32	.20	.11	(.06)	(.09)
Net realized and unrealized gain (loss) on investments	(8.25)	1.87	3.34	4.14	(.52)
Total from Investment Operations	(7.93)	2.07	3.45	4.08	(.61)
Distributions:
Dividends from investment income—net	(.22)	-	(.06)	-	-
Dividends from net realized gain on investments	(.28)	-	-	-	-
Total Distributions	(.50)	-	(.06)	-	-
Net asset value, end of period	23.30	31.73	29.66	26.27	22.19
Total Return (%)[b]	(25.38)	6.98	13.19	18.39	(2.68)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.47	1.58	1.67	2.11	1.77
Ratio of net expenses to average net assets	1.34	1.35	1.35	1.88	1.75
Ratio of net investment income (loss) to average net assets	1.11	.62	.41	(.25)	(.34)
Portfolio Turnover Rate	100.82	102.79	33.17	64.59	74.02
Net Assets, end of period ($ x 1,000)	51,613	37,158	26,614	17,676	17,094

aBased on average shares outstanding.
b Exclusive of sales charge.
See notes to financial statements.

	Year Ended September 30,
Class C Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	29.42	27.71	24.66	20.99	21.74
Investment Operations:
Investment income (loss)—net[a]	.12	(.04)	(.10)	(.25)	(.28)
Net realized and unrealized gain (loss) on investments	(7.67)	1.75	3.15	3.92	(.47)
Total from Investment Operations	(7.55)	1.71	3.05	3.67	(.75)
Distributions:
Dividends from investment income—net	(.05)	-	-	-	-
Dividends from net realized gain on investments	(.28)	-	-	-	-
Total Distributions	(.33)	-	-	-	-
Net asset value, end of period	21.54	29.42	27.71	24.66	20.99
Total Return (%)[b]	(25.95)	6.17	12.37	17.49	(3.45)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.16	2.39	2.45	2.90	2.52
Ratio of net expenses to average net assets	2.08	2.10	2.10	2.67	2.50
Ratio of net investment income (loss) to average net assets	.43	(.14)	(.38)	(1.06)	(1.08)
Portfolio Turnover Rate	100.82	102.79	33.17	64.59	74.02
Net Assets, end of period ($ x 1,000)	9,414	3,714	3,213	4,199	4,539

 aBased on average shares outstanding.
bExclusive of sales charge.
  See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class I Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	32.59	30.39	26.91	22.67	23.24
Investment Operations:
Investment income (loss)—net[a]	.44	.31	.20	(.00)[b]	(.02)
Net realized and unrealized gain (loss) on investments	(8.51)	1.89	3.41	4.24	(.55)
Total from Investment Operations	(8.07)	2.20	3.61	4.24	(.57)
Distributions:
Dividends from investment income—net	(.29)	-	(.13)	-	-
Dividends from net realized gain on investments	(.28)	-	-	-	-
Total Distributions	(.57)	-	(.13)	-	-
Net asset value, end of period	23.95	32.59	30.39	26.91	22.67
Total Return (%)	(25.19)	7.24	13.49	18.70	(2.45)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.17	1.35	1.43	1.88	1.53
Ratio of net expenses to average net assets	1.09	1.10	1.10	1.64	1.51
Ratio of net investment income (loss) to average net assets	1.51	.93	.69	(.01)	(.07)
Portfolio Turnover Rate	100.82	102.79	33.17	64.59	74.02
Net Assets, end of period ($ x 1,000)	58,533	18,463	8,216	3,484	2,431

 aBased on average shares outstanding.
bAmount represents less than $.01 per share.
  See notes to financial statements.

Year Ended
Class Y Shares	September 30, 2015[a]
Per Share Data ($):
Net asset value, beginning of period	25.37
Investment Operations:
Investment income—net[b]	.07
Net realized and unrealized gain (loss) on investments	(1.49)
Total from Investment Operations	(1.42)
Net asset value, end of period	23.95
Total Return (%)[c]	(5.60)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	2.54
Ratio of net expenses to average net assets[d]	1.10
Ratio of net investment income to average net assets[d]	3.69
Portfolio Turnover Rate	100.82
Net Assets, end of period ($ x 1,000)	1

aFrom September 1, 2015 (commencement of initial offering) to September 30, 2015.
bBased on average shares outstanding.
cNot annualized.
d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Natural Resources Fund (the “fund”) is a separate non-diversified series of Dreyfus Opportunity Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

On July 22, 2015, the Company’s Board of Trustees (the “Board”) approved, effective September 1, 2015 for the fund to offer Class Y shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of September 30, 2015, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which

NOTES TO FINANCIAL STATEMENTS (continued)

market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2015 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	62,140,525	-		-	62,140,525
Equity Securities - Foreign Common Stocks†	7,507,225	41,123,865	††	-	48,631,090
Mutual Funds	6,556,497	-		-	6,556,497
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(2,342)		-	(2,342)

† See Statement of Investments for additional detailed categorizations.
†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund's fair valuation procedures. See note above for additional information.
††† Amount shown represents unrealized (depreciation) at period end.

At September 30, 2014, no exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments

NOTES TO FINANCIAL STATEMENTS (continued)

resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended September 30, 2015, The Bank of New York Mellon earned $4,452 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended September 30, 2015 were as follows:

Affiliated Investment Company	Value 9/30/2014 ($)	Purchases ($)	Sales ($)	Value 9/30/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	1,655,935	105,436,591	101,712,188	5,380,338	4.5
Dreyfus Institutional Cash Advantage Fund	1,630,350	35,187,581	35,641,772	1,176,159	1.0
Total	3,286,285	140,624,172	137,353,960	6,556,497	5.5

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $939,466, accumulated capital losses $8,422,014 and unrealized depreciation $22,727,012.

NOTES TO FINANCIAL STATEMENTS (continued)

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2015. The fund has $8,422,014 of short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2015 and September 30, 2014 were as follows: ordinary income $473,536 and $0, and long-term capital gains $571,488 and $0, respectively.

During the period ended September 30, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $170,450 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2015, was approximately $46,000 with a related weighted average annualized interest rate of 1.09%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from October 1, 2014 through September 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.10% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $106,064 during the period ended September 30, 2015.

During the period ended September 30, 2015, the Distributor retained $9,519 from commissions earned on sales of the fund’s Class A shares and $1,040 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2015, Class C shares were charged $61,403 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2015, Class A and Class C shares were charged $127,286 and $20,468, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2015, the fund was charged $35,089 for transfer agency services and $1,457 for cash

NOTES TO FINANCIAL STATEMENTS (continued)

management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $62.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2015, the fund was charged $36,380 pursuant to the custody agreement.

During the period ended September 30, 2015, the fund was charged $11,078 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $76,899, Distribution Plan fees $6,056, Shareholder Services Plan fees $13,159, custodian fees $15,300, Chief Compliance Officer fees $2,606 and transfer agency fees $6,060, which are offset against an expense reimbursement currently in effect in the amount of $15,548.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2015, amounted to $178,412,209 and $91,894,671, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended September 30, 2015 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at September 30, 2015:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost ($)	Value ($)	Unrealized (Depreciation) ($)
Sales:		Proceeds ($)
JP Morgan Chase Bank
Canadian Dollar,
Expiring
10/2/2015	928,481	693,410	695,752	(2,342)
Gross Unrealized Depreciation				(2,342)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset

NOTES TO FINANCIAL STATEMENTS (continued)

derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At September 30, 2015, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	-	(2,342)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(2,342)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(2,342)

The following table presents derivative liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of September 30, 2015:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
JP Morgan Chase Bank	(2,342)		-	-	(2,342)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2015:

Average Market Value ($)
Forward contracts	772,469

At September 30, 2015, the cost of investments for federal income tax purposes was $140,055,361; accordingly, accumulated net unrealized depreciation on investments was $22,727,249, consisting of $2,694,447 gross unrealized appreciation and $25,421,696 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Natural Resources Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Natural Resources Fund (one of the series comprising Dreyfus Opportunity Funds) as of September 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Natural Resources Fund at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 25, 2015

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 93.71% of the ordinary dividends paid during the fiscal year ended September 30, 2015 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $473,536 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns. The fund also hereby reports $.2754 per share as a long-term capital gain distribution paid on December 3, 2014.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)

Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 142

———————

Francine J. Bovich (64)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

• Managing Director, Morgan Stanley Investment Management (1993-2010)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 80

———————

Gordon J. Davis (74)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

•  Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 61

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Nathan Leventhal (72)

Board Member (2009)

Principal Occupation During Past 5 Years:

•  President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 50

———————

Robin A. Melvin (52)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 112

———————

Roslyn M. Watson (65)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 66

———————

Benaree Pratt Wiley (69)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 66

———————

INTERESTED BOARD MEMBERS

J. Charles Cardona (59)

Board Member (2014)

Principal Occupation During Past 5 Years:

• President and a Director of the Manager (2008-present), Chairman of the Distributor (2013-present; previously, Executive Vice President, 1997-2013), President of Dreyfus Institutional Services Division

No. of Portfolios for which Board Member Serves: 36

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with The Dreyfus Corporation.

———————

Isabel P. Dunst (68)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Of Counsel to the law firm of Hogan Lovells LLP (2015-present; previously, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 36

Isabel P. Dunst is deemed to be an “interested person” (as defined under the Act) of the Company as a result of her affiliation with Hogan Lovells LLP, which provides legal services to BNY Mellon and certain of its affiliates.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
George L. Perry, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 68 investment companies (comprised of 142 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since Augsut 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 167 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (69 investment companies, comprised of 167 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

For More Information

Dreyfus Natural Resources Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DNLAX Class C: DLDCX Class I: DLDRX Class Y: DLDYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation 6006AR0915

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $32,226 in 2014 and $33,031 in 2015.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $12,120 in 2014 and $6,273 in 2015. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,863 in 2014 and $11,332 in 2015. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $169 in 2014 and $503 in 2015. These services included a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2014 and $0 in 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $30,348,123 in 2014 and $20,448,650 in 2015.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Opportunity Funds

By:       Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    November 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    November 23, 2015

By:       James Windels

            James Windels,

            Treasurer

Date:    November 23, 2015

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

Exhibit (a)(1)

[INSERT CODE OF ETHICS]